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                                                                    Exhibit 99.2

Contact:
        MEDIA                                        INVESTORS
        Brad Bishop                                  Sam Leno
        574/372-4291                                 574/372-4790
        bradley.bishop@zimmer.com                    sam.leno@zimmer.com

     ZIMMER ANNOUNCES DEFINITIVE INTERIM RESULTS OF THE EXCHANGE OFFERS FOR
                        CENTERPULSE AND INCENTIVE CAPITAL

                  ZIMMER COMMENCES SUBSEQUENT OFFERING PERIODS

(WARSAW, IN) SEPTEMBER 2, 2003 - Zimmer Holdings, Inc. (NYSE: ZMH) announced today, in accordance with Swiss law, the definitive interim results of Zimmer's exchange offer for Centerpulse AG and the corresponding results of its exchange offer for InCentive Capital AG, which beneficially owns 2,237,577 Centerpulse registered shares representing 18.6% of the issued Centerpulse shares. Zimmer also announced the commencement of subsequent offering periods, or additional acceptance periods, in connection with its exchange offers.

      The initial offering period for Zimmer's exchange offers expired at 4:00 p.m., Central European Time, 10:00 a.m., New York City Time, on Wednesday, August 27, 2003. Based on information provided by Credit Suisse First Boston and Mellon Investor Services LLC (the Swiss offer manager and the U.S. exchange agent, respectively, for Zimmer's Centerpulse offer), as of the expiration of the initial offering period, 7,489,650 Centerpulse registered shares and 6,712,776 Centerpulse American depositary shares ("ADSs"), including Centerpulse ADSs subject to the guaranteed delivery procedures, were tendered and not withdrawn. Based on information provided by Centerpulse, the foregoing shares and ADSs represent approximately 68.0% of the outstanding Centerpulse registered shares (including shares represented by Centerpulse ADSs) and, together with the Centerpulse registered shares held by InCentive, approximately 86.7% of the issued Centerpulse registered shares (including shares represented by Centerpulse ADSs). In accordance with the terms of Zimmer's Centerpulse offer, holders of Centerpulse registered shares will receive 3.68 shares of Zimmer common stock and CHF 120 in cash for each Centerpulse registered share tendered and not withdrawn and holders of Centerpulse ADSs will receive 0.368 of a share of Zimmer common stock and CHF 12 in cash for each Centerpulse ADS tendered and not withdrawn.

      Based on information provided by Credit Suisse First Boston (the Swiss offer manager for Zimmer's InCentive Capital offer), as of the expiration of the initial offering period, 2,123,647 bearer shares of InCentive Capital were tendered and not withdrawn. The foregoing shares represent approximately 98.9% of the outstanding bearer shares of InCentive Capital. In accordance with the terms of Zimmer's InCentive Capital offer, holders of bearer shares of InCentive Capital will receive 3.8349 shares of Zimmer common stock and CHF 178.84 in cash for each bearer share of InCentive Capital tendered and not withdrawn, based on the adjusted net asset value of InCentive Capital of CHF 115,490,610.











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      Zimmer has accepted the Centerpulse registered shares, Centerpulse ADSs and the bearer shares of InCentive Capital that were validly tendered and not properly withdrawn through August 27, 2003.

      "We believe very strongly in the strategic fit between Zimmer and Centerpulse, and we are very pleased that our proposed acquisition has been met with overwhelming support by the shareholders of Centerpulse, InCentive and Zimmer," said Ray Elliott, Chairman, President and CEO of Zimmer. "We look forward to integrating Centerpulse's business with ours to create the world's number one pure play orthopaedics company."

      In accordance with the terms of Zimmer's offers, Zimmer is providing a subsequent offering period for each offer of ten Swiss trading days in order to provide shareholders of Centerpulse and InCentive Capital who have not tendered their shares during the initial offering period with the opportunity to tender their shares into Zimmer's offers. The subsequent offering period for each offer begins on Tuesday, September 2, 2003 and expires at 4:00 p.m., Central European Time, 10:00 a.m., New York City Time, on Monday, September 15, 2003. Centerpulse registered shares, Centerpulse ADSs and bearer shares of InCentive Capital tendered during the subsequent offering periods may not be withdrawn.

SAFE HARBOR STATEMENT

      This press release contains forward-looking statements based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management's beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as "may," "will," "expects," "believes," "anticipates," "plans," "estimates," "projects," "targets," "forecasts," and "seeks" or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, price and product competition, rapid technological development, demographic changes, dependence on new product development, the mix of our products and services, supply and prices of raw materials and products, customer demand for our products and services, our ability to successfully integrate acquired companies, control of costs and expenses, our ability to form and implement alliances, international growth, U.S. and foreign government regulation, product liability and intellectual property litigation losses, reimbursement levels from third-party payors, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. In particular, forward-looking statements as to Zimmer's financial and business performance following the proposed acquisitions should be qualified by the absence of the opportunity for Zimmer to perform comprehensive due diligence on Centerpulse or InCentive Capital AG, a significant shareholder of Centerpulse. These forward looking statements might have been significantly different had such due diligence review been undertaken. For a further list and description of such risks and uncertainties, see the disclosure materials filed by
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Zimmer with the U.S. Securities and Exchange Commission. Zimmer disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. Any exchange offer will be made only through a registration statement and related materials. Zimmer and its directors, officers and other members of its management and employees also may be soliciting proxies from Zimmer stockholders in connection with the exchange offers for shares of Centerpulse and InCentive Capital. Investors and security holders should note that the exchange offers described in this press release have not been agreed to by Centerpulse or InCentive Capital and are subject to certain conditions. In connection with the exchange offers, Zimmer has filed registration statements on Form S-4 (each containing a prospectus/offer to purchase) and a proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission and submitted Swiss offer prospectuses to the Swiss Takeover Board. Investors and security holders of Centerpulse, InCentive Capital and Zimmer are advised to read these disclosure materials (including other disclosure materials when they become available), because these materials contain important information. Investors and security holders may obtain a free copy of the disclosure materials and other documents filed by Zimmer with the U.S. Securities and Exchange Commission at the SEC's website at www.sec.gov. The disclosure materials and other documents of Zimmer may also be obtained from Zimmer upon request by directing such request to Sam Leno, Senior Vice President and CFO, 574-372-4790.

ABOUT ZIMMER HOLDINGS, INC.

Zimmer, based in Warsaw, Indiana, is a worldwide leader in the design, development, manufacture and marketing of reconstructive orthopaedic implants and trauma products. Orthopaedic reconstruction implants restore joint function lost due to disease or trauma in joints such as knees, hips, shoulders and elbows. Trauma products are devices used primarily to reattach or stabilize damaged bone and tissue to support the body's natural healing process. Zimmer manufactures and markets other products related to orthopaedic surgery. For the year 2002, the Company recorded worldwide revenues of $1.37 billion. Zimmer was founded in 1927 and has more than 3,600 employees worldwide.

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Additional contacts:

       Switzerland:     Hirzel. Neef. Schmid. Konsulenten
                        Aloys Hirzel/+41 43 344 42 49/a-hirzel@konsulenten.ch
                        Andreas Thommen/+41 43 344 42 49/
                        a-thommen@konsulenten.ch

       U.K.:            M Communications
                        Hugh Morrison/+44 207 153 1534/morrison@mcomgroup.com Nick Miles/+44 207 153 1535/miles@mcomgroup.com